Exhibit 99.1

Bristol Myers Squibb Completes Acquisition of Karuna Therapeutics,
Strengthening Neuroscience Portfolio

KarXT, Karuna’s Lead Asset, Is a Potential First-in-Class Treatment for Schizophrenia with Multi-Billion Dollar Sales Potential Across Multiple Indications

PRINCETON, N.J. – March 18, 2024 – Bristol Myers Squibb (NYSE: BMY) today announced that it has successfully completed its acquisition of Karuna Therapeutics, Inc. (“Karuna”). With the acquisition's completion, Karuna shares have ceased trading on the Nasdaq Global Select Market and Karuna is now a wholly owned subsidiary of Bristol Myers Squibb (“BMS”).

“We are excited to expand our neuroscience portfolio as we welcome Karuna to Bristol Myers Squibb,” said Chris Boerner, Ph.D., Chief Executive Officer, Bristol Myers Squibb. “Importantly, this transaction aligns with our commitment to strengthening BMS’s growth profile in the latter half of the decade and beyond. We look forward to working with Karuna’s talented team to bring KarXT to patients with schizophrenia later this year.”

Through this transaction, BMS has added KarXT (xanomeline-trospium), an antipsychotic with a novel mechanism of action and a differentiated efficacy and safety profile, and Karuna’s early-stage and pre-clinical pipeline. KarXT has a Prescription Drug User Fee Act (PDUFA) date of September 26, 2024 for the treatment of schizophrenia in adults. KarXT is also in registrational trials both for adjunctive therapy to existing standard of care agents in schizophrenia and for the treatment of psychosis in patients with Alzheimer’s disease, with potential to expand to additional indications, including Bipolar I disorder and Alzheimer’s disease agitation.

As previously disclosed, the transaction is expected to be dilutive to Bristol Myers Squibb’s non-GAAP diluted earnings per share by approximately $0.30 in 2024 from the financing cost of the transaction, which is primarily from a recently completed new debt issuance. Bristol Myers Squibb expects to offset the operational expenses of the transaction through continued disciplined resource allocation, cost efficiencies and portfolio prioritization. Bristol Myers Squibb’s cash flows and strong financial profile enable continued commitment to strong investment-grade credit ratings and investment for growth through business development opportunities and distributions to shareholders through ongoing dividends and share repurchases.

The transaction will be accounted for as an asset acquisition resulting in an approximately $12 billion one-time, non-deductible Acquired In-Process Research and Development (Acquired IPR&D) charge impacting both 2024 first quarter and full-year GAAP and non-GAAP EPS by approximately $5.93.

Consistent with past practice, Bristol Myers Squibb generally provides updates to its financial outlook once each quarter. When considering Bristol Myers Squibb’s financial outlook issued on February 2, 2024, investors and analysts should take into account the impacts outlined above. Bristol Myers Squibb will provide an update to its financial outlook when it reports first quarter 2024 results on April 25, 2024.

Advisors

Gordon Dyal & Co. and Citi are serving as financial advisors to Bristol Myers Squibb, and Covington & Burling LLP is serving as legal counsel. Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Karuna, and Simpson Thacher & Bartlett LLP is serving as legal counsel.

About Bristol Myers Squibb

Bristol Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook and Instagram.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” regarding, among other things, the acquisition of Karuna by Bristol Myers Squibb and Bristol Myers Squibb’s anticipated Acquired IPR&D charges for the quarter ending March 31, 2024, and the related impact to its GAAP and non-GAAP earnings per share. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the risk that the expected benefits or synergies of the acquisition will not be realized, including with respect to the potential commercialization of KarXT, (ii) risks associated with legal proceedings instituted related to the merger agreement (iii) unanticipated difficulties or expenditures relating to the transaction, the response of business partners and competitors to the consummation of the transaction and/or potential difficulties in employee retention as a result of the consummation of the transaction and (iv) completion of Bristol Myers Squibb’s quarter-end closing process, including review by management and the audit committee of the Bristol Myers Squibb’s board of directors, which could result in changes to the preliminary estimates described herein. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2023 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other documents that may be filed by Bristol Myers Squibb from time to time with the U.S. Securities and Exchange Commission. Bristol Myers Squibb does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

Use of Non-GAAP Financial Information and Financial Guidance

In discussing financial guidance, Bristol Myers Squibb refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this press release that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Non-GAAP earnings and related EPS information are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because Bristol Myers Squibb believes they neither relate to the ordinary course of Bristol Myers Squibb’s business nor reflect Bristol Myers Squibb’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely recur in future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to or as a substitute for the related financial measures that are prepared in accordance with GAAP and are not intended to be considered in isolation and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

A reconciliation of forward-looking non-GAAP measures, including non-GAAP EPS, to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not without unreasonable effort, able to reliably predict the impact of accelerated depreciation, and impairment charges, legal and other settlements, gains and losses from equity investments and other adjustments. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results. In addition, the non-GAAP financial guidance in this press release excludes the impact of any potential additional future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this communication.

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